                                                                   EXHIBIT 10.60


               SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT
               -------------------------------------------------


     THIS SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (the "Amendment"), dated as of January 25, 1999, is made and entered into by and between WebMD, Inc., a Georgia corporation f/k/a Endeavor Technologies, Inc. (the "Company"), and the persons and entities indicated on Exhibit A hereto (the "Investors").
                                          ---------

     WHEREAS, the Company has entered into a Registration Rights Agreement dated as of January 13, 1999, as amended on January 22, 1999 (the "Registration Rights Agreement"), pursuant to which certain Purchasers (as defined therein) of the Company's Series B Preferred Stock received registration rights with respect to shares of Series B Preferred Stock of the Company owned by the Purchasers;

     WHEREAS, certain of the Investors (the "Series C Investors") have purchased from the Company the number of shares of its Series C Preferred Stock specified opposite such Investor's name on Exhibit A (the "Series C Shares");
                                 ---------

     WHEREAS, each of the Series C Investors desires to become a party to the Registration Rights Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.  The Registration Rights Agreement is hereby amended as follows:

     (a)  RECITAL (A) shall be deleted and replaced with the following:

     "The Purchasers include (i) the purchasers of the Company's Series B Preferred Stock (the "Series B Preferred Stock") pursuant to a Stock Purchase Agreement dated as of January 13, 1999, among such purchasers and the Company, as such may be amended from time to time (the "Series B Stock Purchase Agreement") and (ii) the purchasers of the Company's Series C Preferred Stock (the "Series C Preferred Stock") pursuant to a Stock Purchase Agreement to be entered into among such purchasers and the Company, as such may be amended from time to time (the "Series C Stock Purchase Agreement").

     (b) RECITAL (B) shall be amended to add the words "and Series C Preferred Stock" after "Series B Preferred Stock."

     (c) RECITAL (C) shall be amended to replace the words "Stock Purchase Agreement" with "Series B Stock Purchase Agreement and Series C Stock Purchase Agreement."

     (d) Section 1: The definition of "Registrable Securities" shall be amended by adding the words "or Warrants" after the word "Shares" in subsections
     (i) and (ii).

     (e) Section 1: The definition of "Shares" shall be deleted and replaced with the following:

     "Shares" shall mean the Series B Preferred Stock and the Series C Preferred
      ------
     Stock of the Company purchased pursuant to either the Series B Stock Purchase Agreement or the Series C Stock Purchase Agreement, respectively.

     (f) Section 1: A new definition of the word "Warrants" shall be added and shall read in its entirety as follows:

     "Warrants" shall mean warrants to purchase up to 750,000 shares of Series D
      --------
     Common Stock of the Company (or 750,000 shares of Common Stock, following an Initial Public Offering) that may be issued by the Company to Gleacher NatWest."

     (g) Section 7: Section 7 shall be amended by adding a new sentence at the end of Section 7, which new sentence shall read in full as follows:

     "Any transfer of Warrants shall be conditioned upon the Company receiving the agreement of the tranferees that they will not exercise such warrants if such exercise would not be in compliance with the exemption from registration provided by Rule 506 of Regulation D promulgated pursuant to the Securities Act."

     (h) Section 11(h): Section 11(h) shall be amended by deleting the first sentence thereof and replacing such first sentence with the following:

     "The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the holders of a majority of the number of shares of Registrable Securities (or securities convertible into Registrable Securities) outstanding as of the date of such amendment or waiver; provided, however,
                                                             --------  -------
     that without obtaining the consent of any other party to this Agreement, the Company may amend this Agreement (i) to add hereto as parties each person or entity who purchases Shares pursuant to the Series B Stock Purchase Agreement or Series C Stock Purchase Agreement on or after the date of this Agreement, such Amendment to be effected by obtaining the signature of each such party and the Company to a counterpart to this Agreement and (ii) to add Gleacher NatWest in the event the Company issues the Warrants to Gleacher NatWest, such Amendment to be effected by obtaining the signature of the Company and Gleacher NatWest to a counterpart to this Agreement; and (iii) to restate this Agreement from time to time to incorporate all amendments previously made, which restatement may be effected by the Company, acting alone, which may indicate thereon the date of such restatement and the conformed signatures of all holders then party to this Agreement.

     (i) Exhibit A  to the Registration Rights Agreement  is hereby amended and
         ---------
restated in the form attached as Exhibit A hereto.
                                 ---------
     2. All other provisions of the Registration Rights Agreement shall remain in full force and effect.

     3. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have executed and delivered this Second Amendment to Registration Rights Agreement as of the day and year first above written.


THE COMPANY:                            INVESTORS:

WebMD, Inc.                             KEP VI, LLC



By:  /s/ Jeffrey T. Arnold              By:    /s/ George E. Matelich
     ---------------------------           -----------------------------
     Jeffrey T. Arnold
     Chief Executive Officer            Title: Managing Member
                                              --------------------------



                                        Holcombe T. Green, Jr.

                                         /s/ Holcombe T. Green
                                         -------------------------------


                                        Hall Family Investments, L.P.

                                        By:    /s/ Nancy Hall Green
                                           -----------------------------

                                        Title:__________________________


                                        Croft & Bender LLC

                                        By:    /s/ Edward S. Croft
                                           ----------------------------

                                        Title: Managing Director
                                               ------------------------

                                   EXHIBIT A


                                                      Number of Shares of
                                                      Preferred Stock or
Investor                                          Shares Subject to Warrants
--------                                          --------------------------
Series B

KEP VI, LLC                                                 100,000
Holcombe T. Green, Jr.                                       50,000
Hall Family Investments, L.P.                                50,000
Croft & Bender LLC (1)                                       10,000

(1) Pursuant to First Amendment to Registration Rights Agreement dated January 22, 1999.